UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) October 14, 2012

                        Commission File Number 001-33933


                         EXPLORE ANYWHERE HOLDING CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                                                88-0319470
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

6150 West 200 South, #3, Wabash, Indiana                           46992
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 877.539.5644

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS.

On October 14, 2012, the Board of Directors of Explore Anywhere Holding Corp. (previously known as PorFavor Corp.) received the resignation of Mr. William Corso as a member of the Company's Board of Directors to be effective immediately.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 19, 2012

EXPLORE ANYWHERE HOLDING CORP.


By: /s/ Bryan Hammond
   -------------------------------
Name:  Bryan Hammond
Title: President

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